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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                        0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

        125 South Dakota Avenue                                 57104
       Sioux Falls, South Dakota                             (Zip Code)
(Address of principal executive offices)


                                 (605) 978-2908
              (Registrant's telephone number, including area code)





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Item 5.        Other Events

On September 12, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that it has cancelled its stockholders' meeting because the Company did not receive sufficient votes from stockholders on the remaining proposal to amend the Company's Restated Certificate of Incorporation. The stockholders' meeting was adjourned on August 26, 2003 to allow for continued voting on the remaining proposal. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
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99.1*         Press Release of NorthWestern Corporation dated September 12, 2003

* filed herewith



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:   /s/ Gary G. Drook
                                          ------------------------------------
                                          Gary G. Drook
                                          President and Chief Executive Officer

Date:  September 12, 2003





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                                Index to Exhibits
                                -----------------

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
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99.1*         Press Release of NorthWestern Corporation dated September 12, 2003

* filed herewith





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